Exhibit 4.1  Specimen Stock Certificate.

Certificate Number _________                    Shares __________

        Incorporated under the Laws of the State of Florida

                 Gold Star Tutoring Services, Inc.
               Authorized to issue 65,000,000 shares

 60,000,000 common  shares            3,000,000 Series I Cnv Pfd shares
   par value $.001 each                       par value $.001 each

                                      2,000,000 No-Par Non designated
                                      Pfd

This  certifies  that _______________________________________  is the owner of

_________________________________________________ fully paid and non-assessable Shares of the Common Shares of Gold Star Tutoring Services, Inc. transferable only on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this Certificate properly endorsed.
IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the Corporation this  ________  day of  ____________  A.D. _____


            _______________________________________

                          President
[SEAL]

               (Reverse of stock certificate)

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations. Additional abbreviations may also be used though not in the list.

TEN  COM -- as tenants in common;  TEN ENT -- as tenants  by  the entireties;
JT TEN --as joint tenants with right of survivorship and not as tenants in common; UNIF GIFT MIN ACT -- ____________ Custodian _________ (Minor) under Uniform Gifts to Minors Act
______________ (State);


For value received, the undersigned hereby sells, assigns and transfers unto ___________________________________________
(please insert social security or other identifying number of assignee) _____________________.

_________________________________________________________________
       (please print or typewrite name and address of assignee)

________________________________ Shares represented by the within
Certificate, and hereby irrevocably constitutes and appoints __________________________________ Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

                                   ______________________________
Dated, ___________________

Medallion Signature Guarantee Required

NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular without alteration or enlargement, or any change whatever.